EXHIBIT 21.1
DOUGLAS EMMETT, INC.
ACTIVE ENTITIES
December 31, 2010

CORPORATIONS:

Entity Name		State of Formation	EIN

Douglas Emmett, Inc.		Maryland (6/28/2005)	20-3073047
	Qualified in:	California (10/5/2006)

Douglas Emmett Management, Inc.		Delaware (7/25/2005)	20-3213391
(fka Douglas Emmett, LLC)	Qualified in:	California (8/30/2006)

Douglas Emmett Builders		California (10/18/1991)	95-4340806
(fka P.L.E. Builders, Inc.)

HNLC, Inc.		Delaware (12/18/2007)	41-2265508
(dba Honolulu Club)	Qualified in:	Hawaii (12/21/2007)

Douglas Emmett Fund X REIT, Inc.		Maryland (8/11/2008)	90-0406792
	Qualified in:	California (11/12/2008)

LIMITED LIABILITY COMPANIES:

Entity Name		State of Formation	EIN

Barrington Pacific, LLC		California (5/22/2001)	91-2132884

DE 12121 Wilshire GP, LLC		Delaware (5/10/2010)	90-0619428
	Qualified in:	California (10/6/2010)

DEG, LLC		Delaware (7/28/2004)	73-1713360
	Qualified in:	Hawaii (8/4/2004)

DEG III, LLC		Delaware (1/7/2008)	51-0664026
(originally filed as H-Club, LLC)	Qualified in:	Hawaii (1/22/2008)

DEG Residential, LLC		Delaware (1/3/2005)	68-0599468
	Qualified in:	Hawaii (1/5/05)

DEGA, LLC		Delaware (1/3/2005)	68-0599465
	Qualified in:	Hawaii (1/5/2005)

DEI X Partnership GP, LLC		Delaware (1/27/2010)	27-1888828
	Qualified in:	California (1/28/2010)

DEIX, LLC		Delaware (7/14/2008)	01-0907924
	Qualified in:	California (7/24/2008)

Douglas Emmett 1993, LLC		Delaware (6/10/2004)	68-0587906
	Qualified in:	California (6/23/2004)

Douglas Emmett 1995, LLC		Delaware (5/26/2004)	16-1700675
	Qualified in:	California (5/28/2004)

Douglas Emmett 1996, LLC		Delaware (11/9/2004)	76-0770980
	Qualified in:	California (11/12/2004)

Douglas Emmett 1997, LLC		Delaware (6/7/2005)	20-2983747
	Qualified in:	California (7/1/2005)

Douglas Emmett 1998, LLC		Delaware (6/7/2005)	20-2983805
	Qualified in:	California (7/1/2005)

Douglas Emmett 2000, LLC		Delaware (6/7/2005)	20-2983832
	Qualified in:	California (7/1/2005)

Douglas Emmett 2002, LLC		Delaware (6/7/2005)	20-2983861
	Qualified in:	California (7/1/2005)

Douglas Emmett 2006, LLC		Delaware (8/3/2006)	20-5321324
	Qualified in:	California (8/4/2006)

Douglas Emmett 2007, LLC		Delaware (3/19/2007)	20-8867743
	Qualified in:	California (3/20/2007)

Douglas Emmett 2008, LLC		Delaware (3/10/2008)	80-0158245
	Qualified in:	California (3/10/2008)

Douglas Emmett 2010, LLC		Delaware (5/18/2010)	38-3814359
	Qualified in:	Hawaii (5/19/2010)
California (7/2/2010)

Douglas Emmett Fund X, LLC		Delaware (6/20/2008)	37-1571314
	Qualified in:	California (7/24/2008)

Douglas Emmett Joint Venture, LLC		Delaware (8/17/2010)	95-4498223

Douglas Emmett Management, LLC		Delaware (8/25/2006)	20-5632713
	Qualified in:	California (8/30/2006)

Douglas Emmett Management Hawaii, LLC		Delaware (1/17/2007)	20-8280436
	Qualified in:	Hawaii (1/24/2007)

Douglas Emmett Realty Fund, LLC		Delaware (8/17/2010)	95-4436147
(fka Douglas Emmett Realty Fund, a CA limited partnership)

Douglas Emmett Realty Fund No. 2, LLC		Delaware (8/17/2010)	95-4498226
(fka Douglas Emmett Realty Fund No. 2, a CA limited partnership)

Douglas Emmett Realty Fund 1995, LLC		Delaware (8/17/2010)	95-4530838
(fka Douglas Emmett Realty Fund 1995, a CA limited partnership)

Douglas Emmett Realty Fund 1996, LLC		Delaware (8/17/2010)	95-4601862
(fka Douglas Emmett Realty Fund 1996, a CA limited partnership)

Douglas Emmett Realty Fund 1997, LLC		Delaware (8/17/2010)	95-4653254
(fka Douglas Emmett Realty Fund 1997, a CA limited partnership)	Qualified in:	California (8/19/2010)

Douglas Emmett Realty Fund 1998, LLC		Delaware (8/17/2010)	95-4722502
(fka Douglas Emmett Realty Fund 1998, a CA limited partnership)

Douglas Emmett Realty Fund 2000, LLC		Delaware (8/17/2010)	91-2105538
(fka Douglas Emmett Realty Fund 2000, a CA limited partnership)

Douglas Emmett Realty Fund 2002, LLC		Delaware (8/17/2010)	46-0506810
(fka Douglas Emmett Realty Fund 2002, a CA limited partnership)	Qualified in:	California (8/19/2010)

Douglas Emmett Residential 2005, LLC		Delaware (5/31/2005)	56-2516759
	Qualified in:	California (6/1/2005)
	Qualified in:	Hawaii (2/1/2006)

Douglas Emmett Residential 2006, LLC		Delaware (11/16/2006)	20-5945327
	Qualified in:	California (11/20/2005)

Fund X Opportunity Fund, LLC		Delaware (7/14/2008)	01-0908161
	Qualified in:	California (7/24/2008)

Owensmouth/Warner, LLC		California (3/23/2004)	83-0390369

Shores Barrington, LLC		Delaware (10/18/2004)	32-0129042
	Qualified in:	California (10/25/2004)

Westwood Place Investors, LLC		Delaware (3/11/1999)	95-4736604
	Qualified in:	California (3/16/1999)

LIMITED PARTNERSHIPS:

Entity Name		State of Formation	EIN

Douglas Emmett Properties, LP		Delaware (7/25/2005)	20-3213411
	Qualified in:	California (9/12/2006)

Douglas Emmett Partnership X, LP		Delaware (1/27/2010)	38-3809753
	Qualified in:	California (1/28/2010)

DEI X Partnership REIT, LP		Delaware (4/21/2010)	35-2380873
	Qualified in:	California (6/23/2010)

DE 12121 Wilshire, LP		Delaware (5/10/2010)	80-0650968
	Qualified in:	California (10/6/2010)

DE Landholdings, LP		Delaware (5/10/2010)	13-4369214
	Qualified in:	California (10/6/2010)